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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: AUGUST 30, 1996



                                   UST CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       MASSACHUSETTS                      0-9623                04-2436093
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)      (IRS EMPLOYER
       INCORPORATION)                                       IDENTIFICATION NO.)


    40 COURT STREET                                               02108
 BOSTON, MASSACHUSETTS                                          (ZIP CODE)
 (ADDRESS OF PRINCIPAL
  EXECUTIVE OFFICES)
                                (617) 726-7000
                                 (REGISTRANT'S
                               TELEPHONE NUMBER,
                              INCLUDING AREA CODE)



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


ITEM 2.  ACQUISITION OF ASSETS.

Acquisition of Walden Bancorp, Inc.

      (a) On August 30, 1996, UST Corp. (the "Company") executed an agreement with Walden Bancorp, Inc. ("Walden") of Acton, Massachusetts pursuant to which the Company agreed to acquire Walden. On January 3, 1997, the Company consummated this acquisition. Walden is the bank holding company for two community banks, The Co-operative Bank of Concord ("Concord") and The Braintree Savings Bank ("Braintree"), which operate an aggregate of seventeen (17) branches in the Massachusetts counties of Middlesex, Norfolk and Plymouth.

      The transaction was structured as a tax-free exchange of 1.9 shares of the Company's common stock for each share of Walden common stock and accounted for as a pooling of interests. As of the closing date, the transaction was valued at approximately $207 million. A total of 10,125,540 shares of UST common stock were issued in exchange for the 5,329,232 Walden shares outstanding at the closing date.

      (b) The assets acquired by the Company from Walden included the physical premises of (or the leases with respect to) the aggregate of seventeen branches of The Co-operative Bank of Concord and The Braintree Savings Bank. The Company also acquired substantially all of the personalty in these branches. The locations will continue to operate as branches of The Co-operative Bank of Concord and The Braintree Savings Bank until (subject to regulatory approval) the banks are merged into USTrust during 1997.


ITEM 5. OTHER EVENTS.

      In connection with the acquisition of Walden, the Company also named three (3) former Directors of Walden to the Boards of Directors of the Company and USTrust, the Company's principal bank subsidiary. The individuals so elected are David E. Bradbury, G. Robert Tod and Chester G. Atkins.

      Mr. Bradbury was formerly the Chairman of the Board, President and Chief Executive Officer of Walden and Chairman of the Board of Concord.

      Mr. Tod is the President, Chief Operating Officer and a director of the CML Group, Inc., a specialty retailer in Acton, Massachusetts. He is also a Director of SCI Systems, Huntsville, Alabama, and EG&G, Wellesley, Massachusetts.

      Mr. Atkins is a Partner in ADS Ventures, Inc. of Concord, Massachusetts. Mr. Atkins is also the former United States Congressman from the 5th Congressional District of Massachusetts.

ITEM   7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) and (b) Financial statements including pro forma financial information will be provided within 60 days of the date of consummation of the acquisition of Walden.

      (c)  Exhibits

      1. The Affiliation Agreement and Plan of Reorganization, dated as of August 30, 1996, between UST Corp. and Walden Bancorp, Inc. (incorporated by reference to the Company's Current Report on Form 8-K dated September 11,
1996).

      2. UST Corp.'s Press Release dated August 30, 1996, related to the execution of the Affiliation Agreement between UST Corp. and Walden Bancorp, Inc. (incorporated by reference to the Company's Current Report on Form 8-K dated September 11, 1996)

      3. UST Corp.'s Press Release dated January 3, 1997 related to the acquisition by UST Corp. of Walden Bancorp, Inc.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UST Corp.


				   /s/ Neal F. Finnegan
                                   ____________________________________
                                   Neal F. Finnegan
                                   President and Chief Executive Officer



				   /s/ James K. Hunt
                                   ____________________________________
                                   James K. Hunt
                                   Executive Vice President, Treasurer and
                                   Chief Financial Officer

Dated:  February 6, 1997